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                                                                    EXHIBIT 99.2

                   FORM OF EQUITY ONE, INC. VOTING AGREEMENT

         VOTING AGREEMENT dated October 28, 2002, by and among IRT Property Company, a Georgia corporation (the "IRT"), and certain stockholders (each, a "Stockholder" and, collectively, the "Stockholders") of Equity One, Inc., a Maryland corporation (the "Company").

         WHEREAS, contemporaneously herewith, the Company and IRT are entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement;" capitalized terms being used but not otherwise defined herein shall have the meanings given thereto in the Merger Agreement), that provides, among other things, that IRT will merge with and into the Company (the "Merger");

         WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of Company Common Stock and/or shares of IRT Common Stock, set forth on the signature page hereof beneath such Stockholder's name (with respect to each Stockholder, together with any shares of Company Common Stock or IRT Common Stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "Shares"); and

         WHEREAS, as a condition to the willingness of IRT to enter into the Merger Agreement, IRT has requested that the Stockholders agree, and in order to induce IRT to enter into the Merger Agreement, the Stockholders have agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1.
                                VOTING AGREEMENT

         Section 1.1 Voting Agreement. Each Stockholder, severally and not jointly, hereby agrees that, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article 4 hereof, at any meeting of the stockholders of the Company or IRT, however called, and in any action by consent of the stockholders of the Company or IRT upon which the Merger and related proposals are to be considered, adopted or approved, such Stockholder will vote (or cause to be voted) such Stockholder's Shares: (a) in favor of the approval and adoption of the Company Stockholder Approvals or the IRT Shareholder Approval, as applicable; (b) against any action, proposal, agreement, transaction or matter that, if taken, executed or consummated by the Company, would result in a breach of any covenant, obligation, agreement, representation or warranty of the Company contained in the Merger Agreement or of the Stockholders contained in this Agreement; and (c) against any action, proposal, agreement or transaction, including, but not limited to, any Acquisition Proposal, that, if taken, executed or consummated by the Company, could result in any of the conditions to IRT's obligations under the Merger Agreement not being fulfilled or that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the consummation of the Merger or the transactions contemplated by the Merger Agreement or this


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Agreement. Such Stockholder shall not enter into any agreement, understanding or arrangement with any person or entity to vote such Shares or give instructions in any manner inconsistent with this Section 1.1. Each Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

         Section 1.2 Irrevocable Proxy; Appointment of Proxy. If any Stockholder fails to comply with the provisions of Section 1.1 (as determined by IRT in its sole discretion), such Stockholder hereby agrees that such failure shall result, without any further action by such Stockholder, in the irrevocable appointment of IRT, and any other individual who shall be hereafter designated by IRT, as such Stockholder's attorney and proxy, with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to such Shares at any meeting of the stockholders of the Company or IRT, as applicable (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in Section 1.1. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM A STOCKHOLDER MAY TRANSFER ANY OF HIS SHARES IN BREACH OF THIS AGREEMENT. Each Stockholder hereby revokes all other proxies and powers of attorney with respect to such Stockholder's Shares that may have heretofore been appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by any Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of such Stockholder.

         Section 1.3 Stock Election. Each Stockholder that beneficially owns shares of IRT Common Stock hereby agrees to make a Stock Election in accordance with Section 2.2 of the Merger Agreement and submit a Form of Election to that effect with respect to all shares of IRT Common Stock beneficially owned by such Stockholder at the Effective Time.

                                   ARTICLE 2.
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each Stockholder, severally and not jointly, hereby represents and warrants to IRT as follows:

         Section 2.1 Authority. Such Stockholder has all necessary power, authority and capacity to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate, partnership, limited liability company or other action, and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement, and the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder,


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enforceable against such Stockholder in accordance with its terms, except that
(i) such enforcement may be subject to applicable bankruptcy, insolvency or other laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         Section 2.2 No Conflict. Except as set forth on Schedule A, the execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended.

         Section 2.3 Brokers. No broker, investment banker, financial adviser or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

         Section 2.4 Ownership of Shares. Except as set forth on Schedule A, such Stockholder is the record, legal and beneficial owner of that number of Shares set forth on the signature page hereto opposite such Stockholder's name, free and clear of any lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). Except as set forth on Schedule A, such Stockholder has sole voting power and sole power of disposition with respect to all of the Shares owned by such Stockholder and none of the Shares of such Stockholder is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares (including without limitation any prenuptial agreement, divorce settlement or similar agreement). None of the Shares of any Stockholder that is an individual constitute community property.

                                   ARTICLE 3.
                         COVENANTS OF THE STOCKHOLDERS

         Section 3.1 No Disposition of Shares. Each Stockholder, severally and not jointly, hereby agrees that, except as contemplated by the Merger Agreement and this Agreement, such Stockholder shall not (i) sell, transfer, tender, assign, contribute to the capital of any entity, give or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any direct limitation on such Stockholder's voting rights with respect to, any of such Stockholder's Shares (or agree or consent to, or offer to do, or grant any option or other right or interest with respect to, any of the foregoing) prior to the record date for the Company Stockholders' Meeting or IRT Shareholders' Meeting, as the case may be, unless the transferee or assignee of such voting rights grants an irrevocable proxy to IRT as contemplated by Section 1.2, (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or any interest in any of the foregoing, except this Agreement and proxies executed in favor of the Merger and the transactions and proposals contemplated by the Merger Agreement; (iii) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Stockholder from performing


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his, her or its obligations, or (iv) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

         Section 3.2 Appraisal or Dissenters' Rights. Each Stockholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that the Stockholder may have.

         Section 3.3 No Solicitation of Transactions. Each Stockholder, severally and not jointly, agrees that between (x) the date of this Agreement and (y) the earlier of the Effective Time of the Merger or the date of termination of the Merger Agreement, such Stockholder will not and will not permit any investment banker, counsel or representative of the Stockholder, on behalf of the Stockholder, to, directly or indirectly, (a) solicit, initiate, consider, encourage or accept any other proposals or offers from any person constituting an Acquisition Proposal, or (b) participate in any discussions, conversations, negotiations and other communications regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other person to make an Acquisition Proposal, except in each case to the extent that the Stockholder is otherwise permitted by the Merger Agreement. Each Stockholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing. Each Stockholder shall notify IRT promptly if any such proposal or offer, or any inquiry or other contact with any person with respect thereto, is made and shall, in any such notice to IRT, indicate in reasonable detail the identity of the person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact, except with respect to proposals, offers, inquiries or other contacts by or with the interested parties.

         Section 3.4 Certain Provisions. Such Stockholder expressly assumes the performance of any and all obligations set forth in the Section 4.1(f)(vi) of the Merger Agreement to the extent that such provision is applicable to such Stockholder.

                                   ARTICLE 4.
                                  TERMINATION

         Section 4.1 Automatic Termination. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall (other than the confidentiality provisions of Section 5.4) become null and void and have no further effect upon the earliest of: (a) the Effective Time of the Merger; (b) the date of termination of the Merger Agreement in accordance with its terms; and (c) by the written mutual consent of the parties hereto.

         Section 4.2 Termination at the Election of the Stockholders. (a) On the Termination Date, each Stockholder shall also have the right to terminate this Agreement, and upon such termination such Stockholder shall not have, nor shall IRT or any other party have in respect of such Stockholder, any rights or obligations hereunder (other than the confidentiality provisions of Section 5.4), if:


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                           (i)      the 30-Day Average Trading Price of Company
         Common Stock is less than $12.06, or

                           (ii) the 30-Day Average Trading Price of IRT Common Stock is less than $10.935, or

                           (iii) the 3-Day Average Trading Price of Company Common Stock is less than $11.00, or

                           (iv) the 3-Day Average Trading Price of IRT Common Stock is less than $9.935.

                  (b)      For purposes of this Section 4.2,

                           (i) the "30-Day Average Trading Price" shall mean the weighted average trading price per share of Company Common Stock or IRT Common Stock, as applicable, as quoted on the New York Stock Exchange for all transactions during the thirty (30) trading days ending on (and inclusive of) the Termination Date;

                           (ii) the "3-Day Average Trading Price" shall mean the weighted average trading price per share of Company Common Stock or IRT Common Stock, as applicable, as quoted on the New York Stock Exchange for all transactions during the three (3) trading days ending on (and inclusive of) the Termination Date; and

                           (iii) the "Termination Date" shall mean the fourth business day immediately preceding the scheduled date of the IRT Shareholders' Meeting.

                  (c) If any Stockholder shall elect to terminate this Agreement with respect to such Stockholder pursuant to this Section 4.2, that Stockholder shall provide written notice thereof to IRT not later than 9:00 a.m., Eastern time, on the day following the Termination Date.

         Nothing in this Article 4 shall relieve any party of liability for any breach of this Agreement.

                            ARTICLE 5. MISCELLANEOUS

         Section 5.1 Stop Transfer Orders and Legends. Each Stockholder agrees and understands that in order to enforce the transfer restrictions contained in this Agreement, each of IRT and the Company, as applicable, (a) shall direct their respective transfer agents and registrars to enter stop transfer orders and to not register or cause any third party to register the transfer of any certificate representing any of the Stockholders' Shares, unless the transfer is made in compliance with this Agreement, and (b) may require, if necessary to enforce this Agreement, all certificates representing any of the Stockholders' Shares to be inscribed with an appropriate legend that reflects this Agreement and the covenants contained herein.

         Section 5.2 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms


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and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         Section 5.3 Further Assurances. Each Stockholder shall, upon the request of IRT, execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         Section 5.4 Confidentiality. Each Stockholder recognizes and acknowledges that he, she or it will have access to certain confidential information of the Company, IRT or their respective affiliates (collectively, the "Subject Parties"), as the case may be, pursuant to the Merger Agreement or the related agreements, documents and transactions. This information, including the existence and nature of the strategic direction and discussions of the Subject Parties, is confidential and includes nonpublic information relating to the Subject Parties. The Securities and Exchange Commission's Regulation FD allows the Subject Parties to provide this confidential information to the Stockholder only upon receipt of the Stockholder's agreement to maintain it strictly confidential. So long as such information remains confidential and nonpublic, the Stockholder hereby agrees not to use or permit any others to use such information for any purpose not expressly permitted herein. The Stockholder further agrees that so long as such information remains confidential and nonpublic, he, she or it shall not communicate or cause any other person(s) to communicate such information to anyone else or to trade in any of the Subject Parties' securities or any derivatives thereof in reliance upon such confidential and nonpublic information or to take any action to affect the trading price of any of the Subject Parties' securities. The parties to this Agreement hereby acknowledge and agree that any use of this information for purposes of buying or selling the Subject Parties' securities or any derivatives thereof prior to any public disclosure thereof would violate federal and state securities laws restricting the use or disclosure of inside information.

         Section 5.5       Entire Agreement. This Agreement, together with
Section 4.1(f)(vi) of the Merger Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof.

         Section 5.6 Amendment. This Agreement may not be amended except by an instrument in writing signed by all the parties hereto. Any party to this Agreement may (a) extend the time for the performance of any of the obligations of the other party(s) owing to such extending party, (b) waive any inaccuracies in the representations and warranties of the other party(s) for the benefit of such waiving party contained herein or in any document delivered by the other party(s) pursuant hereto, or (c) waive compliance with any of the agreements or conditions of the other party(s) contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.


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         Section 5.7       Governing Law. This Agreement shall be governed by
and construed in accordance with the laws of the State of New York, applicable to contracts executed and performed entirely in such state and without regard to the conflicts of law principles thereof jurisdiction, except to the extent that the Maryland General Corporation Law or the Georgia Business Corporation Code apply to the proxies granted hereby or the Shares of IRT Common Stock or Company Common Stock, respectively.

         Section 5.8 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in federal court for the Southern District of New York this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of such federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court.

         Section 5.9 Waiver of Jury Trials. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

         Section 5.10 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall is consummated.

         Section 5.11 Notices. All notices and other communications hereunder shall be made and given in accordance with the terms of the Merger Agreement, with notices to the Stockholders being made in care of the Company.

         Section 5.12 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         Section 5.13 Counterparts. This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same original instrument.

         Section 5.14 Construction. This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                    IRT PROPERTY COMPANY

                                    By:
                                       ----------------------------------------
                                       Thomas H. McAuley
                                       President and Chief Executive Officer


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                EQUITY ONE, INC. VOTING AGREEMENT SIGNATURE PAGE


         By its execution and delivery of this signature page, the undersigned Stockholder hereby joins in and agrees to be bound by the terms and conditions of the Equity One, Inc. Voting Agreement dated as of October 28, 2002 (the "EQY VOTING AGREEMENT") by and among IRT Property Company and the Stockholders (as defined therein) as a "Stockholder" thereunder, and authorizes this signature page to be attached to the EQY Voting Agreement or counterparts thereof.


                                    NAME OF STOCKHOLDER


                                    -------------------------------------------

                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                    Number of Equity One Shares:
                                                                ---------------

                                    Number of IRT Shares:
                                                         ----------------------



Agreed to and accepted this
28th day of October, 2002

IRT PROPERTY COMPANY

By:
   ---------------------------
   Thomas H. McAuley
   President and Chief Executive Officer


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